Exhibit 4
                                                                         (Front)

BERRY ONLY INC.
Incorporated Under the Laws of the State of Nevada

CUSIP No. 085780104

Par Value:  $0.001
Common Stock

This Certifies that

Is the owner of

Fully Paid and Non-Assessable shares of the Common Stock par value of $0.001 each of

BERRY ONLY INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                                                  /s/ Lisa Guise
---------------------------                       ------------------------------
                                                  President

                                    Corporate
                                      Seal

            Countersigned and Registered Island Stock Transfer, Inc.
                                 Transfer Agent

                                         By:
                                            ------------------------------------
                                            Authorized Signature

                                            100 Second Avenue South, Suite 705S
                                            St. Petersburg, FL
                                            33701 727-289-0010

                                                                       Exhibit 4
                                                                          (Back)

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common                 UNIF GIFT MIN ACT     Custodian
TEN ENT - as tenants by the entireties                            (Cust) (Minor)
JT TEN -  as joint tenants with right          under the Uniform Gifts to Minors
          of survivorship and not as           Act____________
          tenants in common                          (State)

Additional abbreviations my also be used thought not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto

______________________________________
Please insert Social Security or other
Identifying Number of Assignee

--------------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code of assignee)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint
______________________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________

________________________________________________________________________________
Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever

     *    NOTICE SIGNATURE GUARANTEED:

Signature(s) must be guaranteed by a firm which is a member of a registered national stock exchange, or by a banker (other than a savings bank), or a trust company. The guaranteeing firm must be a member of the Medallion Guarantee Program.

Transfer fee will apply